Income Taxes (Details) - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Income Taxes [Abstract]
Income tax expiration, description	The Company has Swiss tax loss carryforwards of $32.4 million as of December 31, 2022 (December 31, 2021: $23.6 million) of which $15.5 million will expire within the next five years, and $16.9 million will expire between 2028 - 2029.
Effective tax rate	0.00%	0.00%	0.00%
Net operating loss (in Dollars)	$ 9,700,000